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                                                                    EXHIBIT 21.1
               APACHE CORPORATION (A DELAWARE CORPORATION)           PAGE 1 OF 3
             LISTING OF SUBSIDIARIES AS OF FEBRUARY 28, 2005

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


EXACT NAME OF SUBSIDIARY AND NAME                             JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                          INCORPORATION OR ORGANIZATION
------------------------------------                          -----------------------------
Apache Corporation (New Jersey)                               New Jersey
Apache Aviation, Inc.                                         Delaware
Apache Delaware LLC                                           Delaware
Apache Delaware Holdings LLC                                  Delaware
Apache Delaware Investment LLC                                Delaware
Apache Donard Corporation LDC                                 Cayman Islands
Apache Energy Limited                                         Western Australia
     Apache Northwest Pty Ltd.                                Western Australia
     Apache Carnarvon Pty Ltd.                                Western Australia
     Apache Dampier Pty Ltd.                                  Western Australia
     Apache East Spar Pty Limited                             Western Australia
     Apache Harriet Pty Limited                               Victoria, Australia
     Apache Kersail Pty Ltd                                   Victoria, Australia
     Apache Miladin Pty Ltd                                   Victoria, Australia
     Apache Nasmah Pty Ltd                                    Victoria, Australia
     Apache Oil Australia Pty Limited                         New South Wales, Australia
         Apache Airlie Pty Limited                            New South Wales, Australia
     Apache Varanus Pty Limited                               Queensland, Australia
     Apache Pipeline Pty Ltd                                  Western Australia
Apache Finance Louisiana Corporation                          Delaware
Apache Foundation                                             Minnesota
Apache Gathering Company                                      Delaware
Apache Hadda Corporation LDC                                  Cayman Islands
Apache Holdings, Inc.                                         Delaware
Apache International, Inc.                                    Delaware
     Apache North America, Inc.                               Delaware
         Apache Finance Australia Pty Limited                 Australian Capital Territory
         Apache Finance Pty Limited                           Australian Capital Territory
              Apache Australia Management Pty Limited         Victoria, Australia
                  Apache Australia Holdings Pty Limited       Western Australia
         Apache Qarun Corporation LDC                         Cayman Islands
Apache Khalda Corporation LDC                                 Cayman Islands
Apache Kultarr Corporation LDC                                Cayman Islands
Apache Libya Corporation LDC                                  Cayman Islands
Apache Louisiana Holdings, LLC                                Delaware
Apache Louisiana Minerals, Inc.                               Delaware
Apache Oil Corporation                                        Texas
Apache Overseas, Inc.                                         Delaware
     Apache Abu Gharadig Corporation LDC                      Cayman Islands
     Apache Argentina Corporation LDC                         Cayman Islands
         Apache Petrolera Argentina S.A.                      Argentina
     Apache Asyout Corporation LDC                            Cayman Islands
     Apache Bohai Corporation LDC                             Cayman Islands
     Apache China Management LDC                              Cayman Islands
         Apache China Holdings LDC                            Cayman Islands
     Apache Darag Corporation LDC                             Cayman Islands
     Apache East Bahariya Corporation LDC                     Cayman Islands
     Apache El Diyur Corporation LDC                          Cayman Islands
     Apache Enterprises LDC                                   Cayman Islands

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                                                                    EXHIBIT 21.1
             APACHE CORPORATION (A DELAWARE CORPORATION)             PAGE 2 OF 3
           LISTING OF SUBSIDIARIES AS OF FEBRUARY 28, 2005

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


EXACT NAME OF SUBSIDIARY AND NAME                             JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                          INCORPORATION OR ORGANIZATION
------------------------------------                          -----------------------------
     Apache Faiyum Corporation LDC                            Cayman Islands
     Apache FC Argentina Company LDC                          Cayman Islands
     Apache Madera Corporation LDC                            Cayman Islands
     Apache Matruh Corporation LDC                            Cayman Islands
     Apache Mediterranean Corporation LDC                     Cayman Islands
     Apache North Sea Holdings LDC                            Cayman Islands
     Apache North Sea Management LDC                          Cayman Islands
         Apache International Holdings LLC                    Delaware
              Apache China Corporation LDC                    Cayman Islands
              Apache International Finance S.a r.l.           Luxembourg
              Apache International Holdings II LLC            Delaware
              Apache North Sea Investment                     England and Wales
                      Apache North Sea Limited                England and Wales
     Apache North Tarek Corporation LDC                       Cayman Islands
     Apache Poland Holding Company                            Delaware
         Apache Eastern Europe B.V.                           Netherlands
              Apache Poland Sp. z o.o.                        Poland
     Apache Shushan Corporation LDC                           Cayman Islands
     Apache South Umbarka Corporation LDC                     Cayman Islands
     Apache Umbarka Corporation LDC                           Cayman Islands
     Apache West Kalabsha Corporation LDC                     Cayman Islands
     Apache West Kanayis Corporation LDC                      Cayman Islands
Apache Qarun Exploration Company LDC                          Cayman Islands
Apache Ravensworth Corporation LDC                            Cayman Islands
Apache Shady Lane Ranch Inc.                                  Wyoming
Apache Transfer Company                                       Delaware
Apache West Australia Holdings Limited                        Island of Guernsey
     Apache UK Limited                                        England and Wales
         Apache Lowendal Pty Limited                          Victoria, Australia
Apache West Texas Acquisition Corporation                     Delaware
     Texas and New Mexico Exploration LLC                     Delaware
Apache West Texas Holdings, Inc.                              Delaware
Apache West Texas Investment LLC                              Delaware
Burns Manufacturing Company                                   Minnesota
Clear Creek Hunting Preserve, Inc.                            Wyoming
DEK Energy Company                                            Delaware
     DEK Energy Texas, Inc.                                   Delaware
     DEK Exploration Inc.                                     Delaware
         Apache Finance Canada Corporation                    Nova Scotia, Canada
              Apache Canada Management Ltd                    Alberta, Canada
                  Apache Canada Holdings Ltd                  Alberta, Canada
              Apache Canada Management II Ltd                 Alberta, Canada
         Apache Finance Canada II Corporation                 Nova Scotia, Canada
     DEK Petroleum Corporation                                Illinois
         Apache Canada Ltd.                                   Alberta, Canada
              Apache Canada Properties Ltd.                   Alberta, Canada
              Apache FC Capital Canada Inc.                   Alberta, Canada
              Apache FC Canada Enterprises Inc.               Alberta, Canada
     DEPCO, Inc.                                              Texas




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



                                                                    EXHIBIT 21.1
             APACHE CORPORATION (A DELAWARE CORPORATION)             PAGE 3 OF 3
           LISTING OF SUBSIDIARIES AS OF FEBRUARY 28, 2005



EXACT NAME OF SUBSIDIARY AND NAME                             JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                          INCORPORATION OR ORGANIZATION
------------------------------------                          -----------------------------
     Heinold Holdings, Inc.                                   Delaware
GOM Shelf, LLC                                                Delaware
Nagasco, Inc.                                                 Delaware
     Apache Crude Oil Marketing, Inc.                         Delaware
     Apache Marketing, Inc.                                   Delaware
     Apache Transmission Corporation - Texas                  Texas
     Nagasco Marketing, Inc.                                  Delaware
Nile Weavers, Inc                                             Delaware
Phoenix Exploration Resources, Ltd.                           Delaware
     TEI Arctic Petroleum (1984) Ltd.                         Alberta, Canada
     Texas International Company                              Delaware

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